U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                                December 22, 2005

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                 CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
             Organized pursuant to the Laws of the State of Maryland

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                         Commission File Number 0-23766

      Internal Revenue Service - Employer Identification Number 52-1388957

                 11200 Rockville Pike, Rockville, Maryland 20852

                                 (301) 468-9200

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 2.01 Completion of Acquisition or Disposition of Assets
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     On December  20, 2005 the  Registrant  completed  the sale of the  Paradise
Foothills, property located in Phoenix, Arizona. The partnership that owned Paradise Foothills was the last one in which the Registrant held an interest. Accordingly, all the Registrant's interest in real properties have now been sold, pursuant to the consent solicitation approved by a majority in interest of the Registrant's BAC Holders in February 2003.

     The property was purchased by an entity unaffiliated with the Registrant.

     The Registrant  received net proceeds of  $1,093,620.82  from the sale. The
proceeds,  along  with  remaining  cash  assets  of  the  Registrant,   will  be
distributed to holders of record during 2006.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CAPITAL REALTY INVESTORS-85 LIMITED
                                  PARTNERSHIP
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                                (Registrant)

                                by:  C.R.I., Inc.
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                                     General Partner



December 22, 2005                    by:  /s/ William B. Dockser
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DATE                                      William B. Dockser,
                                            Director, Chairman of the Board,
                                            and Treasurer
                                            (Principal Executive Officer)





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